Exhibit 10.1

AMENDMENT NO. 4 TO CREDIT AGREEMENT
This Amendment No. 4 to Credit Agreement, dated as of November 17, 2017 (this “Amendment”), to that certain Credit Agreement, dated as of January 31, 2014 (as amended by that certain Amendment No. 1 to Credit Agreement, dated as of July 21, 2014, that certain Amendment No. 2 to Credit Agreement and Amendment No. 1 to Security Agreement, dated as of March 16, 2017, that certain Amendment No. 3 to Credit Agreement and Notice of Resignation, dated as of May 18, 2017 and as otherwise amended, restated, amended and restated, modified or supplemented prior to the date hereof, the “Credit Agreement”, capitalized terms used herein but not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement), among OUTFRONT Media Inc., a Maryland corporation (the “Parent”); Outfront Media Capital LLC, a Delaware limited liability company (“Capital LLC”); Outfront Media Capital Corporation, a Delaware corporation (“Capital Corp” and, together with Capital LLC, the “Borrowers”); the guarantors party thereto from time to time (the “Guarantors”), the lenders party thereto from time to time (the “Lenders”), the L/C Issuers and Morgan Stanley Senior Funding, Inc. (“Morgan Stanley”), as administrative agent and as collateral agent (in such capacities, the “Administrative Agent”) and Swing Line Lender, as successors to Citibank, N.A. (“Citi”), in such capacities, pursuant to which a $670 million term loan facility (the “Term Facility”) and a $430 million revolving facility were initially made available to the Borrowers (collectively, the “Facilities”).
W I T N E S S E T H:
WHEREAS, the Loan Parties, the Administrative Agent and the Lenders party hereto (which together constitute the Required Lenders), subject to the terms and conditions set forth herein, have agreed to amend the Credit Agreement as hereinafter set forth; and
WHEREAS, Morgan Stanley (in such capacity, the “Term Loan Assignee”) has agreed to purchase the aggregate principal amount equal to the Term Loans that are outstanding immediately prior to the Amendment No. 4 Effective Date (as defined below) and that are held by each Consenting Non-Cashless Roll Term Lender and by each Non-Consenting Term Lender (in each case, as defined below);
NOW, THEREFORE, in consideration of the foregoing, the mutual covenants and obligations herein set forth and other good and valuable consideration, the adequacy and receipt of which is hereby acknowledged, and in reliance upon the representations, warranties and covenants herein contained, the parties hereto, intending to be legally bound, hereby agree as follows:
SECTION 1. AMENDMENTS TO THE CREDIT AGREEMENT
Effective as of the Amendment No. 4 Effective Date, the Credit Agreement is hereby amended as follows:
(a)    Section 1.01 of the Credit Agreement is hereby amended by amending and restating the following definition:
““Prepayment Premium” has the meaning specified in Section 2.05(a)(iii).”
(b)    Section 1.01 of the Credit Agreement is hereby amended to add the following definition in proper alphabetical order:
““Amendment No. 4 Effective Date” means the “Amendment No. 4 Effective Date” as defined in Amendment No. 4 to Credit Agreement, dated as of November 17, 2017, among the Borrowers, the other Loan Parties party thereto, the Lenders party thereto and the Administrative Agent.”
(c)    Clause (a) of the definition of “Applicable Rate” is amended and restated in its entirety as follows:
“(a)    with respect to Term Loans, (i) prior to the Amendment No. 4 Effective Date, 2.25% in the case of Eurodollar Rate Loans and 1.25% in the case of Base Rate Loans and (ii) on and after the Amendment

No. 4 Effective Date, 2.00% in the case of Eurodollar Rate Loans and 1.00% in the case of Base Rate Loans.”
(d)    Clause (a)(i) of Section 2.05 is amended to be renumbered as clause (ii).
(e)    Clause (a)(ii) of Section 2.05 is amended to be renumbered as clause (iii).
(f)    Clause (a)(iii) of Section 2.05 is amended and restated in its entirety as follows:
“(iii)    In the event that, on or prior to the date that is six (6) months following the Amendment No. 4 Effective Date, the Borrowers (x) make any prepayment of Term Loans in connection with any Repricing Transaction, or (y) effect any amendment of this Agreement resulting in a Repricing Transaction, the Borrowers shall pay, on a joint and several basis, to the Administrative Agent, for the ratable account of each Term Lender, (I) in the case of clause (x), a prepayment premium of 1% of the amount of the Term Loans being prepaid and (II) in the case of clause (y), a payment equal to 1% of the aggregate amount of the Term Loans outstanding immediately prior to such amendment that have been repriced (in each case, the “Prepayment Premium”).”
SECTION 2. NON-CONSENTING LENDERS; CONSENTING NON-CASHLESS ROLL TERM LENDERS
(a)    If any existing Term Lender either (x) indicates that it has declined to consent to this Amendment on its executed counterpart to this Amendment or (y) fails to return an executed counterpart of this Amendment to the Administrative Agent prior to the Consent Deadline (as defined below) (each, a “Non-Consenting Term Lender”), then pursuant to and in compliance with the terms of Section 10.13 of the Credit Agreement, such Lender shall be replaced and the Term Loans outstanding immediately prior to the Amendment No. 4 Effective Date held by it shall be purchased and assumed by the Term Loan Assignee upon such Term Loan Assignee’s execution of this Agreement (which will also be deemed to be the execution of an Assignment and Assumption Agreement, and the execution of this Agreement by the Administrative Agent and the Borrower shall be deemed to be the consent of the Administrative Agent and the Borrower (to the extent such consent is required under the Credit Agreement) thereto) and payment by such assignee of the purchase price required by Section 10.13 of the Credit Agreement.
(b)    Solely for purposes of facilitating the “Paydown and Reallocate” option, any Lender consenting to the Amendment by way of “Paydown and Reallocate” (each, a “Consenting Non-Cashless Roll Term Lender”) shall be temporarily replaced and the Term Loans outstanding immediately prior to the Amendment No. 4 Effective Date held by it may be purchased and assumed by the Term Loan Assignee upon such Term Loan Assignee’s execution of this Agreement (which will also be deemed to be the execution of an Assignment and Assumption Agreement, and the execution of this Agreement by the Administrative Agent and the Borrower shall be deemed to be the consent of the Administrative Agent and the Borrower (to the extent such consent is required under the Credit Agreement) thereto) and payment by the Term Loan Assignee of such Consenting Non-Cashless Roll Term Lender’s Term Loans outstanding immediately prior to the Amendment No. 4 Effective Date.
(c)    For purposes hereof, the Administrative Agent and the Borrower agree that this Agreement shall constitute an Assignment and Assumption Agreement for purposes of the Credit Agreement and that the provisions set forth in Annex I (Standard Terms and Conditions for Assignment and Assumption Agreement) of Exhibit E to the Credit Agreement shall apply in regard to any assignments effected hereby and that no recordation fees shall be payable with respect thereto.
SECTION 3. CONDITIONS PRECEDENT
(a)    This Amendment shall become effective on the date (the “Amendment No. 4 Effective Date”) on which each of the following conditions precedent shall have been satisfied:

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(i)    Certain Documents. The Administrative Agent (or its counsel) shall have received counterparts of this Amendment, duly executed by (A) each Loan Party, (B) Lenders constituting the Required Lenders, (C) the Term Loan Assignee and (D) the Administrative Agent, in each case, prior to 12:00 p.m., New York City time on November 20, 2017 (the “Consent Deadline”).
(ii)    Representations and Warranties. Each of the representations and warranties contained in Section 4 below shall be true and correct in all material respects.
(iii)    Responsible Officer’s Certificate. The Administrative Agent (or its counsel) shall have received a certificate signed by a Responsible Officer of Parent certifying as to the matters specified in clauses (ii) above and clauses (v) and (vi) below.
(iv)    Arranger Fees and Expenses. The Borrower shall have paid to the Administrative Agent all fees due to the Administrative Agent and/or the lead arrangers in connection with this Amendment and all expenses required to be paid or reimbursed to the Administrative Agent and/or such lead arrangers that have been invoiced at least one Business Day prior to the Amendment No. 4 Effective Date.
(v)    No Default. At the time of and immediately after the Amendment No. 4 Effective Date, no Default or Event of Default shall exist or would result from the execution, delivery and performance of the Loan Parties’ obligations under this Amendment.
(vi)    Accuracy of Representations. Immediately after giving effect to this Amendment, the representations and warranties set forth in Article V of the Credit Agreement and each other Loan Document are, in each case, true and correct in all material respects (except to the extent that such representations and warranties specifically refer to an earlier date, in which case such representations and warranties were true and correct in all material respects as of such earlier date), provided, that any such representation or warranty that is qualified by materiality or by reference to Material Adverse Effect, shall be true and correct in all respects.
SECTION 4. REPRESENTATIONS AND WARRANTIES
In order to induce the Lenders to consent to the amendment contained herein, each Loan Party hereby represents and warrants to the Administrative Agent and each Lender as follows:
(a)    Each of this Amendment and the Credit Agreement (as amended hereby) constitutes the legal, valid and binding obligation of each Loan Party enforceable against such Loan Party in accordance with its terms, except as such enforceability may be limited by Debtor Relief Laws and by general principles of equity.
(b)    Each Loan Party has all requisite corporate or limited liability company (as applicable) power and authority to enter into this Amendment and to carry out the transactions contemplated by, and perform its obligations under, this Amendment and the Credit Agreement (as amended hereby).
SECTION 5. MISCELLANEOUS
(a)    Headings. Section headings used herein are for convenience of reference only, are not part of this Amendment and are not to affect the construction of, or to be taken into consideration in interpreting, this Amendment.
(b)    Execution in Counterparts. This Amendment may be executed in two or more counterparts, each of which shall constitute an original but all of which, when taken together, shall constitute but one contract, and shall become effective as provided in Section 3. Delivery of an executed counterpart to this Amendment by facsimile transmission (or pdf file or other electronic transmission pursuant to procedures approved by the Administrative Agent) shall be as effective as delivery of a manually signed original.

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(c)    Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.
(d)    Applicable Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO ANY CONFLICTS PROVISIONS THAT WOULD RESULT IN THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION.
(e)    Fees and Expenses. The Borrowers agree to pay all reasonable and documented out-of-pocket expenses incurred by the Administrative Agent in connection with the preparation, negotiation, execution, and delivery of this Amendment and the other documents and instruments referred to herein or contemplated hereby, including, but not limited to, the reasonable and documented out-of-pocket fees and disbursements of counsel to the Administrative Agent in an amount not to exceed an amount to be separately agreed.
(f)    Loan Document Pursuant to Credit Agreement. This Amendment is a Loan Document executed pursuant to the Credit Agreement and shall be construed, administered and applied in accordance with all of the terms and provisions of the Credit Agreement (and, following the date hereof, the Credit Agreement, as amended hereby).
(g)    Incorporation by Reference. This Amendment shall be subject to the following Sections of the Credit Agreement, as if set forth herein in their entirety: Sections 10.14, 10.16, 10.17, 10.18, 10.19, 10.21 and 10.22.
(h)    Effects of this Amendment.
(i)    On the Amendment No. 4 Effective Date, the Credit Agreement will be automatically amended to reflect the amendment thereto provided for in this Amendment. Once the Amendment No. 4 Effective Date has occurred, all references to the Credit Agreement in any document, instrument, agreement, or writing shall be deemed to refer to the Credit Agreement (as amended hereby).
(ii)    Other than as specifically provided herein, this Amendment shall not operate as a waiver or amendment of any right, power or privilege of the Administrative Agent or any Lender under the Credit Agreement or any other Loan Document or of any other term or condition of the Credit Agreement or any other Loan Document, nor shall the entering into of this Amendment preclude the Administrative Agent and/or any Lender from refusing to enter into any further waivers or amendments with respect thereto. This Amendment is not intended by any of the parties hereto to be interpreted as a course of dealing which would in any way impair the rights or remedies of the Administrative Agent or any Lender except as expressly stated herein, and no Lender shall have any obligation to extend credit to the Borrowers other than pursuant to the strict terms of the Credit Agreement (as amended hereby) and the other Loan Documents.
(iii)    Reaffirmation of Obligations; No Novation. Each of the Loan Parties hereby consent to this Amendment and hereby (A) restates, ratifies and reaffirms each and every term and condition set forth in the Credit Agreement and the Loan Documents effective as of the Amendment No. 4 Effective Date and as amended hereby and hereby reaffirms its obligations (including the Obligations) under each Loan Document to which it is a party, (B) confirms and agrees that the pledge and security interest in the Collateral (as defined in the Security Agreement) granted by it pursuant to the Collateral Documents to which it is a party shall continue in full force and effect, and (C) acknowledges and agrees that such pledge and security interest in the Collateral (as defined in the Security Agreement) granted by it pursuant to such Collateral Documents shall continue to secure the Obligations, as amended or otherwise affected hereby. This Amendment amends the Credit Agreement. As such, this Amendment represents in part a renewal of, and is issued in substitution and exchange for, and not in satisfaction or novation of, the “Obligations” under the Credit Agreement. The “Obligations” under the Credit Agreement are continuing Obligations of the Loan Parties, and nothing herein shall be construed to deem such “Obligations” paid, or to release or terminate any Lien or security interest given to secure such “Obligations” or any guaranty thereof.

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(i)    Waivers. Each Lender delivering an executed counterpart of this Amendment hereby irrevocably waives its right to receive any payments under Section 3.05 of the Credit Agreement as a result of its Term Loans being repaid on the Amendment No. 4 Effective Date and not on the last day of the Interest Period applicable thereto.
[SIGNATURE PAGES FOLLOW]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers and members thereunto duly authorized, as of the date indicated above.

OUTFRONT MEDIA INC., as Parent By: /s/ Donald R. Shassian Name: Donald R. Shassian Title: Executive Vice President and Chief Financial Officer
OUTFRONT MEDIA CAPITAL LLC, as a Borrower By: /s/ Donald R. Shassian Name: Donald R. Shassian Title: Executive Vice President and Chief Financial Officer
OUTFRONT MEDIA CAPITAL CORPORATION, as a Borrower By: /s/ Donald R. Shassian Name: Donald R. Shassian Title: Executive Vice President and Chief Financial Officer

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CENTURY PRINCE STREET, INC.
MIZEY REALTY CO., INC.
OUTDOOR INC.
OUTFRONT MEDIA BOSTON LLC
OUTFRONT MEDIA BUS ADVERTISING LLC
OUTFRONT MEDIA CHICAGO LLC
OUTFRONT MEDIA CITYLITES LLC
OUTFRONT MEDIA ELECTRICAL & MAINTENANCE LLC
OUTFRONT MEDIA GROUP LLC
OUTFRONT MEDIA KIOSK ADVERTISING LLC
OUTFRONT MEDIA L.A. INC.
OUTFRONT MEDIA LLC
OUTFRONT MEDIA MIAMI HOLDINGS LLC
OUTFRONT MEDIA MINNESOTA LLC
OUTFRONT MEDIA OUTERNET INC.
OUTFRONT MEDIA SAN FRANCISCO LLC
OUTFRONT MEDIA SIGN ERECTORS LLC
OUTFRONT MEDIA TEXAS INC.
OUTFRONT MEDIA TRANSPORTATION ADVERTISING LLC
OUTFRONT MEDIA VW COMMUNICATIONS LLC
OUTFRONT MEDIA WALL TO WALL LLC
ROCKBRIDGE SPORTS, MEDIA AND ENTERTAINMENT, LLC, each as a Guarantor

By: /s/ Donald R. Shassian________________ Name: Donald R. Shassian Title: Executive Vice President and Chief Financial Officer
FUEL OUTDOOR HOLDINGS LLC
FUEL OUTDOOR LLC
FUEL OUTDOOR SAN FRANCISCO LLC
METRO FUEL LLC
MILLENNIUM BILLBOARDS L.L.C.
MOTION PICTURE PROMOTIONS, LLC
OUTFRONT MEDIA MIAMI LLC, each as a Guarantor

By: /s/ Donald R. Shassian________________ Name: Donald R. Shassian Title: Manager

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OUTFRONT MEDIA SPORTS INC., as a Guarantor

By: /s/ Donald R. Shassian________________ Name: Donald R. Shassian Title: President and Chief Financial Officer

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MORGAN STANLEY SENIOR FUNDING, INC.,
as Administrative Agent and Term Loan Assignee

By: /s/ Lisa Hansen
Name: Lisa Hansen
Title: Vice President

MORGAN STANLEY BANK, N.A.,
as a Revolving Lender

By: /s/ Michael King
Name: Michael King
Title: Authorized Signatory

[SIGNATURE PAGE TO AMENDMENT NO. 4]

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[Term Lender Signature Pages on file with the Administrative Agent]

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THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., as a Revolving Lender By: /s/ Ola Anderssen Name: Ola Anderssen Title: Director

[SIGNATURE PAGE TO AMENDMENT NO. 4]

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DEUTSCHE BANK AG NEW YORK BRANCH, as a Revolving Lender By: /s/ Alexandra Barth Name: Alexandra Barth Title: Managing Director By: /s/ Scott Satorius Name: Scott Satorius Title: Managing Director

[SIGNATURE PAGE TO AMENDMENT NO. 4]

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CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as a Revolving Lender By: /s/ Vipul Dhadda Name: Vipul Dhadda Title: Authorized Signatory By: /s/ Brady Bingham Name: Brady Bingham Title: Authorized Signatory

[SIGNATURE PAGE TO AMENDMENT NO. 4]

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GOLDMAN SACHS BANK USA, as a Revolving Lender By: /s/ Chris Lam Name: Chris Lam Title: Authorized Signatory

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JPMORGAN CHASE BANK, N.A., as a Revolving Lender By: /s/ Peter B. Thauer Name: Peter B. Thauer Title: Managing Director

[SIGNATURE PAGE TO AMENDMENT NO. 4]

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BANK OF AMERICA, N.A., as a Revolving Lender By: /s/ Jonathan Tristan Name: Jonathan Tristan Title: Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 4]

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WELLS FARGO BANK, N.A., as a Revolving Lender By: /s/ Eric Frandson Name: Eric Frandson Title: Managing Director

[SIGNATURE PAGE TO AMENDMENT NO. 4]

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MIZUHO BANK, LTD. as a Revolving Lender By: /s/ Daniel Guevara Name: Daniel Guevara Title: Authorized Signatory

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SUMITOMO MITSUI BANKING CORPORATION, as a Revolving Lender By: /s/ Katsuyuki Kubo Name: Katsuyuki Kubo Title: Managing Director

[SIGNATURE PAGE TO AMENDMENT NO. 4]

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US BANK NATIONAL ASSOCIATION, as a Revolving Lender By: /s/ Stacy L. Harrison Name: Stacy L. Harrison Title: Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 4]

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